Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE MONTHS ENDED MARCH 31, 2023

May 8, 2023

60 Cutter Mill Rd., Great Neck, NY 11021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
We consider some of the information set forth herein to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property acquisition and disposition activity, joint venture activity, development and value add activity and other capital expenditures, and capital raising and financing activity, as well as revenue and expense growth, occupancy, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which are in some cases, beyond our control, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved and investors are cautioned not to place undue reliance on such information.

The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•inability to generate sufficient cash flows due to unfavorable economic and market conditions (e.g., inflation, volatile interest rates and the possibility of a recession), changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws or other factors;
•adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions and dispositions on favorable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;
•general and local real estate conditions, including any changes in the value of our real estate;
•decreasing rental rates or increasing vacancy rates;
•challenges in acquiring properties (including challenges in buying properties directly without the participation of joint venture partners and the limited number of multi-family property acquisition opportunities available to us), which acquisitions may not be completed or may not produce the cash flows or income expected;
•the competitive environment in which we operate, including competition that could adversely affect our ability to acquire properties and/or limit our ability to lease apartments or increase or maintain rental rates;
•exposure to risks inherent in investments in a single industry and sector;
•the concentration of our multi-family properties in the Southeastern United States and Texas, which makes us more susceptible to adverse developments in those markets;
•increases in expenses over which we have limited control, such as real estate taxes, insurance costs and utilities, due to inflation and other factors;
•impairment in the value of real estate we own;
•failure of property managers to properly manage properties;
•disagreements with, or misconduct by, joint venture partners;
•inability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures, due to, among other things, the level and volatility of interest or capital market conditions;
•extreme weather and natural disasters such as hurricanes, tornadoes and floods;
•lack of or insufficient amounts of insurance to cover, among other things, losses from catastrophes;
•risks associated with acquiring value-add multi-family properties, which involves greater risks than more conservative approaches;
•the condition of Fannie Mae or Freddie Mac, which could adversely impact us;
•changes in Federal, state and local governmental laws and regulations, including laws and regulations relating to taxes and real estate and related investments;
•our failure to comply with laws, including those requiring access to our properties by disabled persons, which could result in substantial costs;
•board determinations as to timing and payment of dividends, if any, and our ability or willingness to pay future dividends;
•our ability to satisfy the complex rules required to maintain our qualification as a REIT for federal income tax purposes;
•possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us or a subsidiary owned by us or acquired by us;
•our dependence on information systems and risks associated with breaches of such systems;
•disease outbreaks and other public health events, and measures that are taken by federal, state, and local governmental authorities in response to such outbreaks and events;
•impact of climate change on our properties or operations;
•risks associated with the stock ownership restrictions of the Internal Revenue Code of 1986, as amended (the "Code") for REITs and the stock ownership limit imposed by our charter; and
•the other factors described in the reports we file with the SEC, including those set forth in our Annual Report on Form 10-K under the captions "Item 1. Business," "Item 1A. Risk Factors," and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations".

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.
We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights

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	As at March 31,
	2023	2022
Market capitalization (thousands)	$377,520	$445,051
Shares outstanding (thousands)	19,144	18,567
Closing share price	$19.72	$23.97
Quarterly dividend declared per share	$0.25	$0.23

	Quarter ended March 31,
	Combined		Consolidated		Unconsolidated
	2023	2022	2023	2022	2023	2022
Properties owned (a)	29	33	21	11	8	22
Units (a)	8,201	8,985	5,420	2,864	2,781	6,121
Average occupancy (a)	94.2%	96.4%	94.5%	97.7%	93.6%	95.9%
Average monthly rental revenue per occupied unit	$1,348	$1,215	$1,320	$1,301	$1,405	$1,180
____________________________
(a) Excludes a planned 240-unit development project
	Quarter ended March 31,
Per share data	2023 (Unaudited)	2022 (Unaudited)
(Loss) earnings per share, basic and diluted	$(0.21)	$0.62
FFO per share of common stock (diluted) (1)	$0.28	$0.35
AFFO per share of common stock (diluted) (1)	$0.36	$0.39

	As at March 31,
	2023	2022
Debt to Enterprise Value (2)	62%	59%

(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with
GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
2023 Guidance
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2023 Combined Portfolio Guidance Assumptions (1)	Low End	Midpoint	High End

Property revenue growth	5.2%	5.7%	6.2%
Controllable operating expense growth	7.0%	5.6%	4.2%
Real estate tax and insurance expense growth (2)	18.3%	17.7%	17.1%
Total operating expense growth	10.3%	9.2%	8.2%
Property NOI growth	1.4%	3.1%	4.7%

Capital Expenditures
Recurring	$5.7 Million	$5.5 Million	$5.2 Million
Value add	$3.6 Million	$3.5 Million	$3.3 Million
Non- recurring	$1.8 Million	$1.7 Million	$1.6 Million

2023 Full Year EPS, FFO and AFFO Guidance Per Share (3) (5)

Earnings per share (diluted)	$0.09	$0.15	$0.20
FFO per share of common stock (diluted) (4)	$1.08	$1.14	$1.19
AFFO per share of common stock (diluted) (4)	$1.50	$1.56	$1.61
_____________________________________________

(1) Combined Portfolio includes 28 properties and 7,707 units. Property assumptions exclude Chatham Court, which is under contract to sell.
(2) Real estate taxes and insurance are increasing 9.8% and 50.4% at the midpoint, respectively. The insurance increase is primarily due to the decision to implement a master insurance program effective Q4 2022, which replaced policies at 17 properties which were scheduled to expire throughout 2023. We believe that future increases in insurance expense will be more in line with the market.
(3) Per Share guidance is based on 19.23 million weighted average shares outstanding, which includes for the year 164,000 shares of Restricted Stock and 148,000 shares issued pursuant to the Dividend Reinvestment Program (DRIP).
(4) See the reconciliation of Funds From Operations, or FFO, Adjusted Funds From Operations, or AFFO, and Combined Portfolio NOI to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(5) This guidance, including all assumptions presented, constitutes forward-looking information. Actual full year 2023 EPS, FFO, AFFO and NOI could vary significantly from the projections presented.

BRT Apartments Corp. (NYSE: BRT)
Components of Net Asset Value
As of March 31, 2023
(dollars in thousands)
____________________________________________________________________________________________________________________

Net Operating Income
Consolidated	$12,505
Unconsolidated (Pro rata)	3,301
Total Net Operating Income	$15,806

OTHER ASSETS
Cash and Cash Equivalents	$15,252
Cash and Cash Equivalents - Unconsolidated pro rata	3,888
Restricted Cash	830
Other Assets	14,980
Other Assets - Unconsolidated pro rata	9,387
Total Cash and Other Assets	$44,337

OTHER LIABILITIES
Accounts Payable and Accrued Liabilities	$15,419
Accounts Payable and Accrued Liabilities - Unconsolidated pro rata	2,770
Total Other Liabilities	$18,189

DEBT SUMMARY
Mortgages Payable:
Consolidated	$423,820
Unconsolidated (Pro rata)	127,246
Total Mortgages Payable	$551,066

Credit Facility	—
Subordinated Notes	37,128
Total Debt Outstanding	$588,194

Common Shares Outstanding	19,144

;

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(dollars in thousands except per share data)

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	Three Months Ended March 31,
	2023	2022
Revenues:
Rental and other revenue from real estate properties	$22,939	$11,430
Other income	—	4
Total revenues	22,939	11,434
Expenses:
Real estate operating expenses	10,434	4,753
Interest expense	5,483	2,021
General and administrative	4,055	3,633
Depreciation and amortization	8,008	3,606
Total expenses	27,980	14,013
Total revenues less total expenses	(5,041)	(2,579)
Equity in earnings of unconsolidated joint ventures	815	1,230
Equity in earnings from sale of unconsolidated joint venture properties	—	12,961
Gain on sale of real estate	—	6
Gain on insurance recoveries	240	—
(Loss) income from continuing operations	(3,986)	11,618
Income tax provision	76	74
(Loss) income from continuing operations, net of taxes	(4,062)	11,544
Net income attributable to non-controlling interests	(36)	(36)
Net (loss) income attributable to common stockholders	$(4,098)	$11,508

Weighted average number of shares of common stock outstanding:
Basic	18,064,301	17,561,802
Diluted	18,064,301	17,654,349

Per share amounts attributable to common stockholders:
Basic and diluted	$(0.21)	$0.62

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands, except per share data)

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	Three Months Ended March 31,
	2023	2022
Revenues:
Rental and other revenue	$12,132	$25,231
Total revenues	12,132	25,231

Expenses:
Real estate operating expenses	5,675	11,169
Interest expense	2,455	6,026
Depreciation	2,707	6,636
Total expenses	10,837	23,831
Total revenues less total expenses	1,295	1,400
Other equity earnings	113	55
Gain on insurance recoveries	65	515
Gain on sale of real estate	—	23,652
Loss on extinguishment of debt	—	(30)
Net income from joint ventures	$1,473	$25,592

BRT equity in earnings and equity in earnings from sale of unconsolidated joint venture properties	$815	$14,191

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(dollars in thousands)
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	Three Months Ended March 31,
	2023	2022
GAAP Net (loss) income attributable to common stockholders	$(4,098)	$11,508
Add: depreciation of properties	8,008	3,606
Add: our share of depreciation in unconsolidated joint venture properties	1,376	4,318
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	—	(12,961)
Deduct: gain on sale of real estate and partnership interests	—	(6)
Adjust for non-controlling interests	(4)	(4)
NAREIT Funds from operations attributable to common stockholders	$5,282	$6,461

Adjustment for: straight-line rent accruals	19	6
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	—	19
Add: amortization of restricted stock and RSU expense	1,410	974
Add: amortization of deferred mortgage and debt costs	252	77
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	27	93
Add: amortization of fair value adjustment for mortgage debt	157	—
Less: gain on insurance proceeds	(240)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture	(30)	(386)
Adjustments for non-controlling interests	(3)	(1)
Adjusted funds from operations attributable to common stockholders	$6,874	$7,243

Funds from Operations
(dollars in thousands, except per share data)
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	Three Months Ended March 31,
	2023	2022
GAAP Net (loss) income attributable to common stockholders	$(0.21)	$0.62
Add: depreciation of properties	0.42	0.20
Add: our share of depreciation in unconsolidated joint venture properties	0.07	0.23
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	—	(0.70)
Deduct: gain on sales of real estate and partnership interests	—	—
Adjustment for non-controlling interests	—	—
NAREIT Funds from operations per diluted common share	$0.28	$0.35

Adjust for straight line rent accruals	—	—
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	—	—
Add: amortization of restricted stock and RSU expense	0.07	0.05
Add: amortization of deferred mortgage and debt costs	0.01	—
Add: our share of deferred mortgage and debt costs from unconsolidated joint venture properties	—	0.01
Add: amortization of fair value adjustment for mortgage debt	0.01	—
Less: gain on insurance proceeds	(0.01)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture properties	—	(0.02)
Adjustments for non-controlling interests	—	—
Adjusted funds from operations per diluted common share	$0.36	$0.39

Diluted shares outstanding for FFO and AFFO	19,137,577	18,570,639

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

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	March 31, 2023	December 31, 2022
	(unaudited)	(audited)
ASSETS
Real estate properties, net of accumulated depreciation and amortization	$647,476	$651,603
Investment in unconsolidated joint ventures	41,163	42,576
Cash and cash equivalents	15,252	20,281
Restricted cash	830	872
Other assets	14,980	16,786
Total Assets	$719,701	$732,118

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$423,820	$403,792
Junior subordinated notes, net of deferred costs	37,128	37,123
Credit facility, net of deferred costs	—	18,502
Accounts payable and accrued liabilities	15,419	22,631
Total Liabilities	476,367	482,048

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized; 18,191 and 18,006 shares outstanding	182	180
Additional paid-in capital	276,034	273,863
Accumulated deficit	(32,900)	(23,955)
Total BRT Apartments Corp. stockholders’ equity	243,316	250,088
Non-controlling interests	18	(18)
Total Equity	243,334	250,070
Total Liabilities and Equity	$719,701	$732,118

BRT Apartments Corp. (NYSE: BRT)
Contracted Acquisition and Disposition
(dollars in thousands)

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CONTRACTED PURCHASE OF PROPERTY (1)
Property/Location	No. of Units	Interest	Purchase Price	Mortgage Debt Assumption	Interest Rate
The Winterfield at Midlothian, Richmond, VA	238	100%	$62,500	$32,000	3.34%
(1) It is anticipated that this purchase will be completed by year end 2023.

CONTRACTED SALE OF PROPERTY OWNED BY UNCONSOLIDATED JOINT VENTURE (1)
Property/Location	No. of Units	Interest Owned	Sales Price	Estimate - BRT's share of Prepayment Charge	Estimate - BRT's Share of Gain on Sale
Chatham Court Reflections, Dallas, TX	494	50%	$7,540	$167	$14,600
(1) It is anticipated that this sale will be completed by June 30, 2023.

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended March 31, 2023
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Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
55	$422,237	$7,677	$276	43%	880

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$1,337,000	$113,000	$1,224,000
Estimated Non-Recurring Capital Expenditures (2)	1,486,000	257,000	1,229,000
Total Capital Expenditures	$2,823,000	$370,000	$2,453,000

Replacements (operating expense) (3)	$637,996	$79,557	$558,439

Estimated Recurring Capital Expenditures and Replacements per unit (8,201 units)	$241	$24	$217

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed and not capitalized as incurred at the property.
(4) Based on BRT's percentage equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of March 31, 2023
(dollars in thousands)
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Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2023	$2,040	$2,040	$—		—%	—%
2024	3,669	3,669	—		—%	—%
2025	20,181	4,806	15,375		4%	4.42%
2026	74,649	5,118	69,531		18%	4.12%
2027	46,219	3,424	42,795		11%	3.96%
Thereafter	281,717	24,340	257,377		67%	4.00%
Total	$428,475	$43,397	$385,078		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2023	$1,365	$1,365	—		—%	—%
2024	2,057	2,057	$—		—%	—%
2025	2,154	2,154	—		—%	—%
2026	22,236	2,131	20,105		17%	4.34%
2027	13,364	1,810	11,554		10%	4.15%
Thereafter	86,716	1,903	84,813		73%	3.84%
Total	$127,892	$11,420	$116,472		100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2023	$3,405	$3,405	$—		—	—%
2024	5,726	5,726	—		—	—%
2025	22,335	6,960	15,375		3%	4.42%
2026	96,885	7,249	89,636		18%	4.17%
2027	59,583	5,234	54,349		11%	4.00%
Thereafter	368,433	26,243	342,190		68%	3.96%
Total	$556,367	$54,817	$501,550		100%
Weighted Average Remaining Term to Maturity (2)			7.3	years
Weighted Average Interest Rate (2)			4.01%
Debt Service Coverage Ratio for the quarter ended March 31, 2023			1.63	(3)

(1) Based on principal payments due at maturity.
(2) Includes consolidated and BRT's pro rata share of unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400, excluding deferred costs of $272
Interest Rate	3 month LIBOR + 2.00% (i.e, 6.80% at 3/31/2023)
Maturity	April 30, 2036

Credit Facility (as of March 31, 2023)
Maximum Amount Available	Up to $60,000
Amount Outstanding	$0
Interest Rate (1)	Prime (floor of 3.50%)
Maturity	September, 2025
(1) As of May 1, 2023, the interest rate in effect is 8.00%

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended March 31, 2023
(dollars in thousands, except monthly rent amounts)

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Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$2,264	$1,336	$928	7.4%	90.2%	$1,224
Georgia	688	2,578	1,219	1,359	10.9%	93.5%	1,190
Florida	518	2,370	1,044	1,326	10.6%	95.2%	1,455
Ohio	264	944	452	492	3.9%	97.4%	1,097
Virginia	220	1,162	433	729	5.8%	96.4%	1,640
North Carolina	264	1,000	406	594	4.8%	94.3%	1,213
South Carolina	474	2,136	1,097	1,039	8.3%	95.4%	1,383
Tennessee	702	3,457	1,512	1,945	15.6%	93.4%	1,609
Alabama	740	2,749	1,278	1,471	11.8%	95.3%	1,144
Missouri	174	911	427	484	3.9%	93.5%	1,661
Mississippi	776	2,996	1,125	1,871	14.9%	96.9%	1,232
Legacy assets	—	372	105	267	2.1%	N/A	N/A
Totals	5,420	$22,939	$10,434	$12,505	100%	94.5%	$1,320

Unconsolidated (Pro-Rata Share) (2)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,597	$3,505	$1,774	$1,731	52.4%	92.6%	$1,417
South Carolina	713	1,246	465	781	23.7%	93.3%	1,462
Georgia	271	937	431	506	15.3%	96.3%	1,475
Alabama	200	555	272	283	8.6%	98.8%	1,042
Totals	2,781	$6,243	$2,942	$3,301	100%	93.6%	$1,405

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Reflects the income and expenses for the properties for the portion of the period prior to the close of the applicable partner buyout. The income and expenses for the period subsequent to the buyouts are included in the Consolidated information in the table above.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Quarters ended March 31, 2023 and 2022
(dollars in thousands)
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	Three Months Ended March 31,
	2023	2022	% Change
Combined Revenues (2)	$28,809	$26,905	7.1%

Combined Operating Expenses (2)
Payroll	$2,424	$2,197	10.3%
Real Estate taxes	3,476	3,217	8.0%
Management Fees	849	872	(2.7)%
Insurance	1,340	745	79.8%
Utilities	1,841	1,562	17.9%
Repairs and Maintenance	1,770	1,470	20.4%
Replacements	558	449	24.5%
Advertising, Leasing and Other	1,013	1,011	0.2%
Total Combined Operating Expenses	$13,271	$11,523	15.2%

Total Combined Operating Income	$15,538	$15,381	1.0%	(3)

_______________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, and the other multifamily properties that BRT bought out and presented at 100% ownership for all periods presented, with a total number of 8,201 units.
(2)    For 2023, includes $957, $501, and $456 of revenues, expenses, and NOI respectively relating to Chatham Court, the property that is under contract to sell.
For 2022, includes $860, $432, and $428 of revenues, expenses, and NOI respectively relating to Chatham Court, the property that is under contract to sell.

(3) The Company estimates that it would have reported a Combined Portfolio NOI of 3.6% after adjusting for contractual insurance premiums and timing effect of early cancellations costs related to the implementation of the new master insurance policy plus water damage repairs at a property and storm-related expenses that totaled $396,000 in this quarter.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of March 31, 2023
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q1 2023 Avg. Occupancy	Q1 2023 Avg. Rent per Occ. Unit	% Ownership
Consolidated Properties - All 100% Owned
Silvana Oaks	North Charleston	SC	2010	2012	12	208	95.0%	$1,494
Avondale Station	Decatur	GA	1954	2012	68	212	90.9%	1,413
Newbridge Commons	Columbus	OH	1999	2013	23	264	97.4%	1,097
Avalon	Pensacola	FL	2008	2014	14	276	95.4%	1,563
Parkway Grande	San Marcos	TX	2014	2015	8	192	93.9%	1,317
Woodland Trails	LaGrange	GA	2010	2015	12	236	93.9%	1,280
Kilburn Crossing	Fredericksburg	VA	2005	2016	17	220	96.4%	1,640
Bell's Bluff	Nashville	TN	2019	2018	3	402	90.5%	1,753
Crossings of Bellevue	Nashville	TN	1985	2014	37	300	96.2%	1,426
Crestmont at Thornblade	Greenville	SC	1998	2018	24	266	95.5%	1,296
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	7	288	85.7%	1,161
Vanguard Heights	Creve Coeur	MO	2016	2017	6	174	93.5%	1,661
Jackson Square	Tallahassee	FL	1996	2017	26	242	95.0%	1,332
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	37	208	96.5%	1,018
Woodland Apartments	Boerne	TX	2007	2017	15	120	95.3%	1,213
Grove at River Place	Macon	GA	1988	2016	34	240	95.3%	915
Civic Center 1	Southaven	MS	2002	2016	20	392	96.8%	1,197
Civic Center 2	Southaven	MS	2005	2016	17	384	97.0%	1,267
Abbotts Run	Wilmington	NC	2001	2020	21	264	93.6%	1,213
Somerset at Trussville	Trussville	AL	2007	2019	15	328	95.6%	1,182
Magnolia Pointe	Madison	AL	1991	2017	31	204	93.6%	1,213
Weighted Avg./Total Consolidated					21	5,420

Properties owned by Unconsolidated Joint Ventures
Chatham Court and Reflections (1)	Dallas	TX	1986	2016	36	494	94.6%	$1,223	50%
Pointe at Lenox Park	Atlanta	GA	1989	2016	33	271	96.3%	1,475	74%
Gateway Oaks	Forney	TX	2016	2016	6	313	93.6%	1,369	50%
Mercer Crossing	Dallas	TX	2015	2017	7	509	92.5%	1,664	50%
Canalside Lofts	Columbia	SC	2008	2017	14	374	91.6%	1,371	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	22	281	87.9%	1,368	50%
Canalside Sola	Columbia	SC	2015	2018	7	339	95.2%	1,558	46%
The Village at Lakeside	Auburn	AL	1988	2019	34	200	98.8%	1,042	80%
Weighted Avg./Total Unconsolidated					19	2,781

Development
Stono Oaks (2)	Johns Island	SC

Weighted Avg./Total Portfolio					20	8,201
___________________________
(1) In March 2023, the Joint Venture entered into a contract to sell Chatham Court and Reflections.
(2) Purchased a 17.45% interest in a planned 240-unit development property.

BRT Apartments Corp. (NYSE: BRT)

APPENDIX

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Adjusted Funds from Operations (AFFO)
BRT computes AFFO by adjusting FFO for loss on extinguishment of debt, our straight-line rent accruals, restricted stock and RSU compensation expense, fair value adjustment of mortgage debt, gain on insurance recovery, insurance recovery from casualty loss and deferred mortgage and debt costs (including, in each case as applicable, from its share of its unconsolidated joint ventures). Since the NAREIT White Paper(as described below) does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another.

Combined Portfolio
Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, and the other multifamily properties that BRT currently owns presented at 100% ownership for all periods presented.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Funds from Operations (FFO)
BRT computes FFO in accordance with the “White Paper on Funds from Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT's related guidance. FFO is defined in the White Paper as net income (calculated in accordance with generally accepted accounting principles), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. In computing FFO we do not add back to net income the amortization of costs in connection with our financing activities or depreciation of non-real estate assets.

Net Operating Income (NOI)
BRT computes NOI by adjusting net income (loss) to (a) add back (1) interest expense, (2) general and administrative expenses, (3) depreciation expense, (4) impairment charges, (5) provision for taxes, (6) loss on extinguishment of debt, (7) equity in loss of unconsolidated joint ventures, (8) casualty loss and (9) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate (3) gain on sale of partnership interest, (4) equity in earnings from sale of consolidated joint venture properties, (5) insurance recovery of casualty loss and (6) gain on insurance recoveries.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

Same Store
Same store properties refer to stabilized properties (as described below) that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarters ended March 31, 2023 and 2022
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2023	2022	% Change	2023	2022	% Change	2023		2022	% Change
Georgia	448	$1,875	$1,765	6.2%	$900	$813	10.7%	$975		$952	2.4%
Florida	276	1,380	1,200	15.0%	572	470	21.7%	808		730	10.7%
Texas	192	805	733	9.8%	415	347	19.6%	390		386	1.0%
Ohio	264	944	869	8.6%	452	338	33.7%	492		531	(7.3)%
Virginia	220	1,162	1,073	8.3%	433	352	23.0%	729		721	1.1%
South Carolina	474	2,136	1,988	7.4%	1,097	940	16.7%	1,039		1,048	(0.9)%
Tennessee	702	3,457	3,308	4.5%	1,512	1,319	14.6%	1,945		1,989	(2.2)%
Totals	2,576	$11,759	$10,936	7.5%	$5,381	$4,579	17.5%	$6,378		$6,357	0.3%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2023	2022	% Change	2023	2022	% Change
Georgia		92.5%	97.9%	(5.5)%	$1,342	$1,189	12.9%
Florida		95.4%	95.5%	(0.1)%	1,563	1,364	14.6%
Texas		93.9%	97.9%	(4.1)%	1,317	1,129	16.7%
Ohio		97.4%	97.3%	0.1%	1,097	1,007	8.9%
Virginia		96.4%	98.9%	(2.5)%	1,640	1,484	10.5%
South Carolina		95.3%	97.7%	(2.5)%	1,383	1,248	10.8%
Tennessee		93.0%	98.2%	(5.3)%	1,608	1,484	8.4%
Weighted Average		94.4%	97.7%	(3.4)%	$1,443	$1,302	10.8%
_______________________________

(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended March 31, 2023 and 2022
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Texas	1,597	$3,505	$3,262	7.4%	$1,774	$1,565	13.4%	$1,731	$1,697	2.0%
Georgia	271	937	841	11.4%	431	361	19.4%	506	480	5.4%
South Carolina	713	1,246	1,170	6.5%	465	415	12.0%	781	755	3.4%
Alabama	200	555	491	13.0%	272	253	7.5%	283	238	18.9%
Totals	2,781	$6,243	$5,764	8.3%	$2,942	$2,594	13.4%	$3,301	$3,170	4.1%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2023	2022	% Change	2023	2022	% Change
Texas		92.6%	96.3%	(3.8)%	$1,417	$1,251	13.3%
Georgia		96.3%	94.1%	2.3%	1,475	1,349	9.3%
South Carolina		93.3%	97.2%	(4.0)%	1,462	1,330	9.9%
Alabama		98.8%	97.8%	1.0%	1,042	949	9.8%
Weighted Average		93.6%	96.4%	(2.9)%	$1,406	$1,259	11.7%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Buyout NOI by State (1)
Quarters ended March 31, 2023 and 2022
Assuming 100% Ownership
(dollars in thousands)
________________________________________________________________________________________

	Three Months Ended March 31,
	2023			2022
	Revenues	Expenses	NOI	Revenues	Expenses	NOI
Alabama	$2,748	$1,277	$1,471	$2,567	$1,091	$1,477
Florida	990	472	518	901	455	446
Georgia	703	319	384	644	323	321
Mississippi	2,996	1,125	1,871	2,714	936	1,777
Missouri	911	428	484	860	375	486
North Carolina	1,000	406	594	909	363	546
Texas	1,459	921	538	1,610	809	802
Totals	$10,807	$4,948	$5,859	$10,205	$4,351	$5,854
________________________________
(1) Represents eleven properties we purchased at which, in 2022, our partner's remaining interest.

BRT Apartments Corp. (NYSE: BRT)

2023 Guidance Reconciliation
_____________________________________________________________________________________________________________________

Guidance Reconciliation:	Low End	Mid Point	High End

Net income per share attributable to common stockholders	$0.09	$0.15	$0.20
Add: depreciation of properties	1.44	1.44	1.44
Add: our share of depreciation in unconsolidated joint ventures	0.29	0.29	0.29
Deduct: gain on sale of real estate	(0.74)	(0.74)	(0.74)
Adjustment for non controlling interests	—	—	—
FFO per share of common stock (diluted)	$1.08	$1.14	$1.19

Adjustment for: straight-line rent accruals	—	—	—
Add: amortization of restricted stock and RSU expense	0.31	0.32	0.32
Add: amortization of deferred mortgage and debt costs	0.06	0.06	0.05
Add: our share of amortization of deferred mortgage and debt costs from unconsolidated ventures	0.01	0.01	0.01
Add: loss on extinguishment of debt	0.01	0.01	0.01
Add: amortization of fair value adjustment for mortgage debt	0.03	0.03	0.03
Adjustments for non- controlling interests	—	—	—
AFFO per common share (diluted)	$1.50	$1.57	$1.61

BRT Apartments Corp. (NYSE: BRT)

NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
Quarters ended March 31, 2023 and 2022
Assuming 100% Ownership
(dollars in thousands)
________________________________________________________________________________________

	Three Months Ended March 31,
Buyout	2023	2022
Net (Loss) income	$(4,098)	$11,508
Less: Equity in earnings from JV	(815)	(14,191)
Add: Net income from unconsolidated JV	1,473	25,592
Less: Other income	—	(4)
Add: Interest expense	5,483	2,021
General and administrative	4,055	3,633
Depreciation and amortization	8,008	3,606
Provision for taxes	76	74
Unconsolidated Interest expense	2,455	6,026
Unconsolidated Depreciation	2,707	6,636
Unconsolidated Loss on extinguishment of debt	—	30
Less: Gain on sale of real estate	—	(6)
Gain on insurance recoveries	(240)	—
Unconsolidated Gain on Insurance Recoveries	(65)	(515)
Unconsolidated Gain on Sale	—	(23,652)
Unconsolidated Other equity earnings	(113)	(55)
Add: Net loss attributable to non-controlling interests	36	36
Net Operating Income	18,962	20,739

Less: Non-buyout net operating income	13,103	14,885

Buyout Net Operating Income	$5,859	$5,854

BRT Apartments Corp. (NYSE: BRT)

NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended March 31,
	2023	2022
GAAP Net (loss) income attributable to common stockholders	$(4,098)	$11,508
Less: Other Income	—	(4)
Add: Interest expense	5,483	2,021
General and administrative	4,055	3,633
Depreciation and amortization	8,008	3,606
Provision for taxes	76	74
Less: Gain on sale of real estate	—	(6)
Equity in earnings from sale of unconsolidated joint venture properties	—	(12,961)
Gain on insurance recoveries	(240)	—
Adjust for: Equity in (earnings) of unconsolidated joint venture properties	(815)	(1,230)
Add: Net income attributable to non-controlling interests	36	36
Net Operating Income	$12,505	$6,677

Less: Non-same store Net Operating Income	6,127	320
Same store Net Operating Income	$6,378	$6,357

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of BRT's Equity in earnings from NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended March 31,
	2023	2022
BRT equity in earnings (loss) from joint ventures	$815	$14,191
Add: Interest expense	1,252	3,944
Depreciation	1,377	4,318
Loss on extinguishment of debt	—	19
Less: Gain on insurances recoveries	(30)	(386)
Gain on sale of real estate	—	(12,961)
Equity in earnings of joint ventures	(113)	(55)
Net Operating Income	$3,301	$9,070

Less: Non-same store Net Operating Income	$—	$5,900
Same store Net Operating Income	$3,301	$3,170

Consolidated same store Net Operating Income	$6,378	$6,357
Unconsolidated same store Net Operating Income	3,301	3,170
Buyout same store Net Operating Income	5,859	5,854
Combined same store Net Operating Income	$15,538	$15,381

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 8 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended March 31, 2023 to the BRT pro-rata information presented below:

	Three Months Ended March 31, 2023
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$12,132	$5,889	$6,243
Total revenues	12,132	5,889	6,243
Expenses:
Real estate operating expenses	5,675	2,733	2,942
Interest expense	2,455	1,203	1,252
Depreciation	2,707	1,330	1,377
Total expenses	10,837	5,266	5,571

Total revenues less total expenses	1,295	623	672

Other equity earnings	113	—	113
Gain on insurance recoveries	65	35	30
Net income	$1,473	$658	$815

	Three Months Ended March 31, 2022
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$25,231	$8,896	$16,335
Total revenues	25,231	8,896	16,335
Expenses:
Real estate operating expenses	11,169	3,904	7,265
Interest expense	6,026	2,082	3,944
Depreciation	6,636	2,318	4,318
Total expenses	23,831	8,304	15,527

Total revenues less total expenses	1,400	592	808

Other equity earnings	55	—	55
Gain on insurance recoveries	515	129	386
Gain on sale of real estate properties	23,652	10,691	12,961
Loss on extinguishment of debt	(30)	(11)	(19)
Net loss	$25,592	$11,401	$14,191

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

At March 31, 2023, the Company held interests in unconsolidated joint ventures that own 8 multi-family properties (the "Unconsolidated Properties") and an interest in a development project. The condensed balance sheet below present information regarding such properties:

	March 31, 2023
	TOTAL	Partner Share	BRT Share
ASSETS
Real estate properties, net of accumulated depreciation	$282,329	$140,317	$142,012
Cash and cash equivalents	6,909	3,021	3,888
Other assets	37,563	28,176	9,387
Real estate properties held for sale	$33,970	$16,985	$16,985
Total Assets	$360,771	$188,499	$172,272

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	259,482	132,236	127,246
Accounts payable and accrued liabilities	5,684	2,914	2,770
Total Liabilities	265,166	135,150	130,016
Commitments and contingencies

Equity:
Total unconsolidated joint venture equity	95,605	53,349	42,256
Total Liabilities and Equity	$360,771	$188,499	$172,272